THE SINGING MACHINE COMPANY, INC.
6601 Lyons Road, Building A-7
Coconut Creek, FL 33073

February 4, 2008

By email with signed PDF file and by regular mail

Ms. Carol Lau
The Singing Machine Company, Inc.
6601 Lyons Road, Building A-7
Coconut Creek, FL 33073

Subject: Resignation

Dear Carol,

Please be advised that effective February 4, 2008, I hereby tender my resignation from my position as a Director of The Singing Machine Company, Inc. (the “Company”).

I have enjoyed serving as a Director of the Company, and I wish you well going forward.

Best regards,

/s/ Jay Bauer

Jay Bauer